UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

European Wax Center, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following communication was shared with the associates of European Wax Center, Inc. on February 10, 2026:

DATE: February 10, 2026

TO: EWC Associates

FROM: Chris Morris

SUBJECT: Important Company Update

Corporate Team,

I’m excited to share that European Wax Center has entered into an agreement to be taken private by our long-time partner and largest investor, General Atlantic.

This is an incredibly exciting milestone for our company. General Atlantic has been our trusted partner for many years, and they deeply understand our brand, our culture, and the strength of our team. They also have deep retail and franchise expertise that will be valuable as we continue to grow and evolve the business. Moving forward as a private company will give us greater flexibility to invest for the long term and stay focused on what matters most: supporting our franchisees, enhancing the guest experience, and continuing to expand our category-leading brand in out-of-home waxing. Given our existing relationship with General Atlantic, we expect our day-to-day management and operations to continue business as usual.

Since I joined European Wax Center one year ago, we’ve made meaningful progress in building a foundation for sustainable growth, and that progress is a direct result of your hard work and dedication. I’m incredibly grateful for your contributions and excited about what we’ll continue to achieve together in this next chapter as we build on our momentum.

This transaction is expected to close mid-2026, subject to receipt of approval of a majority of the shares of the Company’s common stock not owned by General Atlantic and other closing conditions. Equity holders will receive a separate email with additional details regarding their equity and next steps.

We’ll share more information as we progress through this process, and in the meantime, I encourage you to speak with your manager if you have questions.

Finally, this announcement may generate attention from the press or investment community. If you receive any media or investor inquiries, please direct them to Edelman Smithfield, our external investor relations partners at EWCIR@edelman.com.

Thank you for everything you do for our brand, our franchisees, and each other.

Sincerely,

Chris Morris

Cautionary Note Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “likely,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or “would,” or, in each case, the negative thereof or other variations thereon or comparable terminology. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking.

These forward-looking statements are based on current expectations and beliefs. These statements are neither promises nor guarantees, and involve known and unknown risks, uncertainties, including statements regarding: the transactions contemplated by the Agreement and Plan of Merger among the Company, EWC Ventures, LLC, Glow Midco, LLC, Glow Merger Sub 1, Inc., and Glow Merger Sub 2, LLC (the “Transaction”), including the expected time period to consummate the Transaction, the anticipated benefits of the Transaction and plans, opportunities, and anticipated future performance. Some of the key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the possibility that the Company’s stockholders may not approve the Transaction; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of the Company to retain customers and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, stockholder, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against the Company or its directors and/or officers; the risk associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; the operational and financial results of franchisees; the ability of its franchisees to enter new markets, select appropriate sites for new centers or open new centers; the effectiveness of the Company’s marketing and advertising programs and the active participation of franchisees in enhancing the value of its brand; the failure of its franchisees to participate in and comply with its agreements, business model and policies; the Company’s and its franchisees’ ability to attract and retain guests; the effect of social media on the Company’s reputation; the Company’s ability to compete with other industry participants and respond to market trends and changes in consumer preferences; the effect of the Company’s planned growth on its management, employees, information systems and internal controls; the Company’s ability to retain and effectively respond to a loss of key executives; recruitment efforts; a significant failure, interruptions or security breach of the Company’s computer systems or information technology; the Company and its franchisees’ ability to attract, train, and retain talented wax specialists and managers; changes in the availability or cost of labor; the Company’s ability to retain its franchisees and to maintain the quality of existing franchisees; failure of the Company’s franchisees to implement business development plans; the ability of the Company’s limited key suppliers, including international suppliers, and distribution centers to deliver their products; changes in supply costs and decreases in the Company’s product sourcing revenue, including due to the imposition of tariffs; the Company’s ability to adequately protect its intellectual property; the Company’s substantial indebtedness; the impact of paying some of the Company’s pre-IPO owners for certain tax benefits the Company may claim; changes in general economic and business conditions, including changes due to tariff policy and geopolitical tensions; the Company’s and its franchisees’ ability to comply with existing and future health, employment and other governmental regulations; complaints or litigation that may adversely affect the Company’s business and reputation; the seasonality of the Company’s business resulting in fluctuations in its results of operations; the impact of global crises on the Company’s operations and financial performance; the impact of inflation and rising interest rates on the Company’s business; the Company’s access to sources of liquidity and capital to finance its continued operations. All such factors are difficult to predict and are beyond our control, including those detailed in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and Current Reports on Form 8-K that are available on the Investors Relations section of the Company’s website at https://www.waxcenter.com and on the website of the Securities and Exchange Commission (the “SEC”) at https://www.sec.gov.

These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication. Any forward-looking statement that the Company makes in this communication speaks only as of the date of such statement. Except as required by law, the Company does not have any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). The definitive version of the Proxy Statement will be sent to the stockholders of the Company seeking their approval of the Transaction and other related matters. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the Transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE THEREIN AND ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the Proxy Statement, the Schedule 13E-3 and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge by accessing the Investors Relations of the Company’s website at https://www.waxcenter.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement related to the Transaction, which will be filed with the SEC. Information about the directors and executive officers of the Company and their ownership of the Company common stock is also set forth in the Company’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, as filed with the SEC on April 18, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1856236/000095017025055872/ewcz_proxy_2025.htm). Information about the directors and executive officers of the Company, their ownership of the Company common stock, and the Company’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in the Company’s annual report on Form 10-K for the fiscal year ended January 4, 2025, which was filed with the SEC on March 11, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1856236/000095017025037202/ewcz-20250104.htm), and in the sections entitled “Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” included in the Company’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, as filed with the SEC on April 18, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1856236/000095017025055872/ewcz_proxy_2025.htm). Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Transaction will be included in the Proxy Statement, the Schedule 13E-3 and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the SEC’s website at https://www.sec.gov.

The following communication was shared with the franchisees of European Wax Center, Inc. on February 10, 2026:

DATE: February 10, 2026

TO: All Franchisees

FROM: Chris Morris

SUBJECT: Important Company Update

EWC Franchise Partners,

I’m excited to share that European Wax Center has entered into an agreement to be taken private by our long-time partner and largest investor, General Atlantic. I wanted to reach out directly to you to share some context on what this means for you.

This is an incredibly exciting milestone for European Wax Center. General Atlantic has been a trusted partner to the brand for many years and has a deep understanding of our system, our culture, and the strength of our franchise network. They also have significant retail and franchise experience, which will continue to support our efforts to grow thoughtfully, invest in the network, and strengthen the long-term health of the brand.

Moving forward as a private company will give us greater flexibility to invest for the long term and stay focused on what matters most: supporting franchisee success, enhancing the guest experience, and continuing to expand our category-leading brand in out-of-home waxing. Our priorities remain centered on driving traffic, improving unit-level performance, and ensuring European Wax Center continues to be a brand you’re proud to own and operate.

Since I joined European Wax Center one year ago, we’ve made meaningful progress strengthening the business and positioning the brand for sustainable growth. That progress is the direct result of the dedication and commitment of our franchisees, and I’m grateful for the partnership we share. I’m excited about what we’ll continue to achieve together in our next chapter.

The transaction is expected to close mid-2026, subject to approval of a majority of the shares of the Company’s common stock not owned by General Atlantic and other closing conditions. We’ll continue to communicate with you as the process moves forward. In the meantime, your field team remains your primary point of contact for questions.

Finally, this announcement may generate attention from the press or investment community. If you receive any media or investor inquiries, please direct them to your field team.

Thank you for your continued partnership and for everything you do each day to support our guests and grow the European Wax Center brand.

Sincerely,

Chris Morris

Cautionary Note Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “likely,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” or “would,” or, in each case, the negative thereof or other variations thereon or comparable terminology. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking.

These forward-looking statements are based on current expectations and beliefs. These statements are neither promises nor guarantees, and involve known and unknown risks, uncertainties, including statements regarding: the transactions contemplated by the Agreement and Plan of Merger among the Company, EWC Ventures, LLC, Glow Midco, LLC, Glow Merger Sub 1, Inc., and Glow Merger Sub 2, LLC (the “Transaction”), including the expected time period to consummate the Transaction, the anticipated benefits of the Transaction and plans, opportunities, and anticipated future performance. Some of the key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the possibility that the Company’s stockholders may not approve the Transaction; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of the Company to retain customers and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, stockholder, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against the Company or its directors and/or officers; the risk associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; the operational and financial results of franchisees; the ability of its franchisees to enter new markets, select appropriate sites for new centers or open new centers; the effectiveness of the Company’s marketing and advertising programs and the active participation of franchisees in enhancing the value of its brand; the failure of its franchisees to participate in and comply with its agreements, business model and policies; the Company’s and its franchisees’ ability to attract and retain guests; the effect of social media on the Company’s reputation; the Company’s ability to compete with other industry participants and respond to market trends and changes in consumer preferences; the effect of the Company’s planned growth on its management, employees, information systems and internal controls; the Company’s ability to retain and effectively respond to a loss of key executives; recruitment efforts; a significant failure, interruptions or security breach of the Company’s computer systems or information technology; the Company and its franchisees’ ability to attract, train, and retain talented wax specialists and managers; changes in the availability or cost of labor; the Company’s ability to retain its franchisees and to maintain the quality of existing franchisees; failure of the Company’s franchisees to implement business development plans; the ability of the Company’s limited key suppliers, including international suppliers, and distribution centers to deliver their products; changes in supply costs and decreases in the Company’s product sourcing revenue, including due to the imposition of tariffs; the Company’s ability to adequately protect its intellectual property; the Company’s substantial indebtedness; the impact of paying some of the Company’s pre-IPO owners for certain tax benefits the Company may claim; changes in general economic and business conditions, including changes due to tariff policy and geopolitical tensions; the Company’s and its franchisees’ ability to comply with existing and future health, employment and other governmental regulations; complaints or litigation that may adversely affect the Company’s business and reputation; the seasonality of the Company’s business resulting in fluctuations in its results of operations; the impact of global crises on the Company’s operations and financial performance; the impact of inflation and rising interest rates on the Company’s business; the Company’s access to sources of liquidity and capital to finance its continued operations. All such factors are difficult to predict and are beyond our control, including those detailed in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and Current Reports on Form 8-K that are available on the Investors Relations section of the Company’s website at https://www.waxcenter.com and on the website of the Securities and Exchange Commission (the “SEC”) at https://www.sec.gov.

These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication. Any forward-looking statement that the Company makes in this communication speaks only as of the date of such statement. Except as required by law, the Company does not have any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). The definitive version of the Proxy Statement will be sent to the stockholders of the Company seeking their approval of the Transaction and other related matters. The Company and affiliates of the Company intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). The Company may also file other documents with the SEC regarding the Transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE SCHEDULE 13E-3 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE THEREIN AND ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the Proxy Statement, the Schedule 13E-3 and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov. Copies of documents filed with the SEC by the Company will be made available free of charge by accessing the Investors Relations of the Company’s website at https://www.waxcenter.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement related to the Transaction, which will be filed with the SEC. Information about the directors and executive officers of the Company and their ownership of the Company common stock is also set forth in the Company’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, as filed with the SEC on April 18, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1856236/000095017025055872/ewcz_proxy_2025.htm). Information about the directors and executive officers of the Company, their ownership of the Company common stock, and the Company’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in the Company’s annual report on Form 10-K for the fiscal year ended January 4, 2025, which was filed with the SEC on March 11, 2025 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1856236/000095017025037202/ewcz-20250104.htm), and in the sections entitled “Executive Officers” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” included in the Company’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, as filed with the SEC on April 18, 2025 (and which is available at https://www.sec.gov/Archives/edgar/data/1856236/000095017025055872/ewcz_proxy_2025.htm). Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Transaction will be included in the Proxy Statement, the Schedule 13E-3 and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the SEC’s website at https://www.sec.gov.